UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

BLACKBAUD, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 14, 2008, we filed a Current Report on Form 8-K (the “Initial Report”) pursuant to Item 2.01 of Form 8-K to report the completion of our acquisition of Kintera, Inc. On September 19, 2008, we filed an Amendment No. 1 on Form 8-K/A to the Initial Report to provide the financial information required by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. On November 25, 2008, we filed an Amendment No. 2 on Form 8-K/A to the Initial Report, amending and restating Item 9.01 of Amendment No. 1 to provide the audited Consolidated Balance Sheets of Kintera as of December 31, 2007 and 2006 and the related consolidated Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for each of the two years in the period ended December 31, 2007 and the notes thereto, which were incorporated by reference in Amendment No. 1 from Kintera’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2008. This Amendment No. 3 on Form 8-K/A to the Initial Report amends and restates Item 9.01 of Amendment No. 1 to provide the unaudited consolidated Balance Sheet as of March 31, 2008, and the related consolidated Statement of Operations and Changes in Stockholders’ Equity and Cash Flows of Kintera for the three months ended March 31, 2008 which were incorporated by reference in Amendment No. 1 from Kintera’s Quarterly Report on Form 10-Q filed with the Commission on May 12, 2008.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited Consolidated Balance Sheets of Kintera as of December 31, 2007 and 2006 and the related consolidated Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for each of the two years in the period ended December 31, 2007 and the notes thereto are included as Exhibit 99.2 and are incorporated herein by reference.

The unaudited consolidated Balance Sheet as of March 31, 2008 and the related consolidated Statement of Operations and Changes in Stockholders’ Equity and Cash Flows of Kintera for the three months ended March 31, 2008 are included as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined Balance Sheet as of March 31, 2008 and Statements of Operations for the year ended December 31, 2007 and for the three months ended March 31, 2008 for Blackbaud, Inc. and the notes thereto are included as Exhibit 99.4 and are incorporated herein by reference.

(d)	Exhibits

The following exhibits are filed or furnished as part of this report:

Exhibit No.	Description
23.1*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Kintera, Inc. dated September 18, 2008.

23.2**	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Kintera, Inc. dated November 21, 2008.

23.3	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Kintera, Inc. dated January 9, 2009.

99.1*	Press release dated July 9, 2008.

99.2**	Audited Consolidated Balance Sheets of Kintera as of December 31, 2007 and 2006 and the related consolidated Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for each of the two years in the period ended December 31, 2007 and the notes thereto.

99.3	Unaudited Consolidated Balance Sheet as of March 31, 2008 and the related Consolidated Statement of Operations and Changes in Stockholders’ Equity and Cash Flows of Kintera, Inc. for the three months ended March 31, 2008.

99.4*	Unaudited pro forma condensed combined Balance Sheet as of March 31, 2008 and Statements of Operations for the year ended December 31, 2007 and for the three months ended March 31, 2008 and the notes thereto for Blackbaud, Inc.

*	Filed with Amendment No. 1 on Form 8-K/A on September 19, 2008.
**	Filed with Amendment No. 2 on Form 8-K/A on November 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date: January 14, 2009	/s/ Timothy V. Williams
Timothy V. Williams,
Senior Vice President and Chief Financial Officer